UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

MEAD JOHNSON NUTRITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34251	80-0318351
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 3, 2015, Mead Johnson Nutrition Company (the “Company”) issued $750,000,000 of its 3.000% Senior Notes due 2020 (the “2020 Notes”), and $750,000,000 of its 4.125% Senior Notes due 2025 (together with the 2020 Notes, the “Notes”) upon completion of a public offering.  The Notes were issued pursuant to an indenture, dated as of November 1, 2009, as supplemented by a third supplemental indenture, dated as of November 3, 2015 (the “Third Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, as trustee.

Item 1.02  Termination of a Material Definitive Agreement.

On November 3, 2015, utilizing proceeds of the Note offering (as described in Item 1.01), the Company voluntarily paid off and terminated the $1.0 billion short-term loan agreement (the “Loan Agreement”) dated October 21, 2015 between the Company, and Mead Johnson & Company, LLC (“MJ&C”), a wholly-owned subsidiary of the Company, and various financial institutions, including Citibank, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent.  The payoff amount of $ 1,000,280,681 included principal, accrued and unpaid interest and a facility fee.

Item 8.01  Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-194345) filed with the Securities and Exchange Commission on March 6, 2014 relating to $750,000,000 aggregate principal amount of 3.000% Senior Notes due 2020 and $750,000,000 aggregate principal amount of 4.125% Senior Notes due 2025 of Mead Johnson Nutrition Company offered pursuant to the Prospectus Supplement dated October 29, 2015.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated October 29, 2015, among Mead Johnson Nutrition Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of November 3, 2015, between Mead Johnson Nutrition Company, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of the 3.000% Senior Notes due 2020 (included in Exhibit 4.1).

4.3	Form of the 4.125% Senior Notes due 2025 (included in Exhibit 4.1).

5.1	Opinion of Mayer Brown LLP, counsel for Mead Johnson Nutrition Company, as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015

MEAD JOHNSON NUTRITION COMPANY

By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President, General Counsel and Secretary

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